UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K
                                Amendment 1

                              CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2001


                    TRANSPORTATION SAFETY LIGHTS, INC.
         -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Nevada                           000-32611                  88-0451101
----------------------           ---------------------    ---------------------
(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)                file number)            Identification No.)


660 South Hughes Boulevard
Elizabeth City, NC                                                27909
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(Address of principal executive offices)                        (Zip Code)


Registrants telephone number, including area code:  (252) 331-1799

                          500 N. Rainbow Blvd., Suite 300
                          Las Vegas, NV 89107
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            (Former name or former address, if changes since last report)

Copy of Communications to:
                             Donald F. Mintmire
                             Mintmire & Associates
                             265 Sunrise Avenue
                             Suite 204
                             Palm Beach, FL 33480
                             Phone:(561) 832-5696
                             Fax: (561) 659-5371


ITEM 1.           CHANGE OF CONTROL.

         On September 11, 2001, Transportation Safety Lights, Inc., a Nevada corporation (the Company) and World Quest, Inc., a Nevada corporation (WQI), which owns all of the outstanding capital stock of American Senior Golf Association, Inc., a Delaware corporation (ASGA) consummated a reverse acquisition (the Reorganization) pursuant to a certain Share Exchange Agreement (Agreement) of such date. Pursuant to the Agreement, the WQI tendered to the Company all issued and outstanding shares of common stock of ASGA in exchange for 16,321,750 shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

         Simultaneously with the closing of the Reorganization, the then officers and directors of the Company tendered their resignation in accordance with the terms of the Agreement. Tom Kidd was elected to serve on the Board of Directors of the Company (the Board). The Board subsequently appointed Tom Kidd as President and Chief Executive Officer of the Company and Vera L. Harrell as the Secretary of the Company.

         Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         (4) Financial statements of ASGA will be filed by amendment to this Form 8-K not later than sixty (60) days from the date on which this report was due.

(b)      Pro forma financial information.

         (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the date on which this report was due.

(c)               Exhibits

Exhibit 2.1 Share Exchange Agreement between Transportation Safety Lights, Inc. and World Quest, Inc. dated September 11, 2001.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                        TRANSPORTATION SAFETY LIGHTS, INC.
                                  (Registrant)


Date:    September 20, 2001              By:      /s/ Tom Kidd
                                            ----------------------------------
                                                      Tom Kidd
                                                President, CEO and Director